WORLD COLOR Letterhead                             Thomas L. Groenings, Sr.
                                                       Vice President
                                                       Catalog Division
July 29, 1996


Ms. Trudy Sullivan
President
CLIFFORD & WILLS
11 East 19th Street
Sixth Floor
New York, NY  10011

Dear Ms. Sullivan:

In order to secure a contract extension of three years beyond the current contract expiration of May 1997, World Color offers the following:

      1. World Color will grant a 7% price reduction beginning with June 1996 production. The enclosed price schedule reflects this same reduction on the new trim size beginning Spring 1997. Those invoices from June until the end of 1996 will show the 7% reduction in manufacturing as a separate line item.

      2. World Color will waive the 1997 labor increase. The enclosed price schedule remains in effect until January 1, 1998.

All other terms and conditions of the original contract dated
March 1991, will remain unchanged.

Best Regards,


/s/ Thomas L. Groenings

cc:  Sam Kaplan


Approved:                           Acknowledged and Accepted:



/s/                                 /s/
-------------------------           ----------------------------
Thomas L. Groenings                 Trudy Sullivan
Vice President, Eastern             President
Catalog Sales

Clifford & Wills                                    January 1, 1996
New York, NY  10003                                        Page One
                                              Revised June 26, 1996


                            EXHIBIT "A"
                        SCHEDULE OF PRICES
                        ------------------


7-5/8 X 10" Trim Size - Rotogravure
-----------------------------------

Cylinder and 1 Proofing
      8- page form    ..........................     $9,315.59
     12- page form    ..........................      9,603.56
     16- page form    ..........................      9,891.55
     20- page form    ..........................     10,178.59
     24- page form    ..........................     10,466.58
     28- page form    ..........................     10,753.62
     32- page form    ..........................     11,040.66
     36- page form    ..........................     14,444.54
     40- page form    ..........................     11,615.68
     48- page form    ..........................     12,189.76
     56- page form    ..........................     12,764.79
     60- page form    ..........................     16,240.43
     64- page form    ..........................     13,339.82
     72- page form    ..........................     17,137.44


   Additional for a second proofing,
   per form   ..................................      2,894.95


   Additional for double cutting key cylinders,
   per form   ..................................      1,699.58

Production Makeready
      8- page form    ..........................     $2,368.08
     12- page form    ..........................      2,368.08
     16- page form    ..........................      2,368.08
     20- page form    ..........................      2,202.84
     24- page form    ..........................      2,202.84
     28- page form    ..........................      2,202.84
     32- page form    ..........................      2,202.84
     36- page form    ..........................      3,476.58
     40- page form    ..........................      2,202.84
     48- page form    ..........................      2,202.84
     56- page form    ..........................      2,202.84
     60- page form    ..........................      3,476.58
     64- page form    ..........................      2,202.84
     72- page form    ..........................      3,476.58


   Roll change from one grade of
   paper to another (same roll size),
   per form   ....................................      117.27

Clifford & Wills                                    January 1, 1996
New York, NY  10003                                        Page Two
                                              Revised June 26, 1996


                            EXHIBIT "A"
                        SCHEDULE OF PRICES
                        ------------------


7-5/8" x 10" Trim Size - Rotogravure          32" or 33"        48"
------------------------------------          ----------        ---
     Changeovers, per cylinder
            Cylinders and 1 proofing.......   $1,111.26     $1,506.95
     Production press makeready............      212.91        336.39
     Furnished positives, per page,
     per color.............................       17.99         17.99
     Premium for runs under
     1,000,000 impressions, per form.......    1,696.53      1,696.53


Press Running - Per Thousand Copies
-----------------------------------
      8- page form  .......................................     $5.48
     12- page form  .......................................      4.77
     16- page form  .......................................      6.11
     20- page form  .......................................      8.34
     24- page form  .......................................      8.37
     28- page form  .......................................      8.40
     32- page form  .......................................     10.31
     36- page form  .......................................     13.09
     40- page form  .......................................     15.75
     48- page form  .......................................     15.80
     56- page form  .......................................     15.87
     60- page form  .......................................     25.60
     64- page form  .......................................     20.63
     72- page form  .......................................     25.72


   Slitting up to 1-7/8" of excess
   width from furnished roll stock......................         2.24


Ink (4-color page)

Per thousand copies.....................................        0.411


Ink is firm based on the coverage
in the "Clifford & Wills" 1991
Catalogs and current market prices.

Clifford & Wills                                    January 1, 1996
New York, NY  10003                                      Page Three
                                              Revised June 26, 1996


                            EXHIBIT "A"
                        SCHEDULE OF PRICES
                        ------------------


7-5/8" x 10" Trim Size - Web Offset
-----------------------------------

   Printing Plates
               4-page form........................   $575.97

               6-page gatefold form...............    575.97

               8-page form........................  1,151.94

               16-page form.......................  1,336.06

   Production Press Makeready
               4-page form........................  1,681.64

               6-page gatefold form...............  1,681.64

               8-page form........................  2,518.21

               16-page form.......................  2,362.41

   Changeovers

               1 color change per
               side of web (1 plate)..............    175.62

               4 color change, per
               side of web (4 plates).............    702.49

               Roll change from one grade of
               paper to another (same roll size),
               per form...........................    109.54

Clifford & Wills                                    January 1, 1996
New York, NY  10003                                       Page Four
                                              Revised June 26, 1996

                            EXHIBIT "A"
                        SCHEDULE OF PRICES
                        ------------------


7-5/8" x 10" Trim Size - Web Offset
-----------------------------------

Press running - Per Thousand copies

               4-page form........................     $4.79

               6-page gatefold form...............     11.16

               8-page form........................      4.99

               16-page form.......................      8.43

               Pre-trim folded signatures at the
               head to 0-14" head-to-foot

                    4-  page...................         0.86
                    6-  page...................         1.29
                    8-  page...................         1.29
                   16-  page...................         1.72

Clifford & Wills                                    January 1, 1996
New York, NY  10003                                       Page Five
                                              Revised June 26, 1996

                            EXHIBIT "A"
                        SCHEDULE OF PRICES
                        ------------------


7-5/8" x 10" Trim Size - Offset Prices
--------------------------------------

U.V. Coat Cover (4-Page Press Form Only)

              Per thousand copies.................     $7.73

Ink (4-color page)

              Per thousand copies.................     0.378

Special 5th Color On Cover

              Plate, makeready and wash-up........    733.66

              Plate and makeready for overall
              press varnish (metallic gold only)..    172.79

              Ink, per page, per color,
              per thousand copies (based on
              5-3/4" x 3/4" of coverage...........     0.352

              Varnish ink, per page, per
              thousand copies (100% coverage)
                  Full page.......................     0.250
                  Gatefold........................     0.120

              Varnish ink, per page, per
              thousand copies (spot.coverage).....     0.091

Ink is firm based on the coverage
in the "Clifford & Wills" 1991
Catalogs and current market prices.

Clifford & Wills                                    January 1, 1996
New York, NY  10003                                     Page Five-A
                                              Revised June 26, 1996

                            EXHIBIT "A"
                        SCHEDULE OF PRICES
                        ------------------

7-5/8" x 10" Trim Size - Rotogravure or Web Offset
--------------------------------------------------


Paper Storage, per cwt.

              1st month (includes in/out) ........    $0.238

              Each additional month ..............     0.119


Per the contract, Clifford & Wills may
inventory without charge up to two (2)
months' consumption required to produce
catalogs or two (2) million pounds, which-ever is less. Should this non-chargeable contract allowance be exceeded, paper storage will be invoiced as required.

Clifford & Wills                                    January 1, 1996
New York, NY  10003                                        Page Six
                                              Revised June 26, 1996

                            EXHIBIT "A"
                        SCHEDULE OF PRICES
                        ------------------

7-5/8" x 10" Trim Size - Bind and Distribution
----------------------------------------------
            Saddle Stitch Binding,
            loose our floor,
            per thousand copies:
            Basic, No Units                                       $11.52

              4-  page (cover or body)..........................    1.50
              6-  page (gatefold)   ............................    1.79
              8-  page   .......................................    1.65
             12-  page   .......................................    1.68
             16-  page   .......................................    1.79
             20-  page   .......................................    1.93
             24-  page   .......................................    2.06
             28-  page   .......................................    2.18
             32-  page   .......................................    2.28
             36-  page   .......................................    2.41
             40-  page   .......................................    2.55
             48-  page   .......................................    3.67
             56-  page   .......................................    3.92
             64-  page   .......................................    4.40
             72-  page   .......................................    4.67
            Furnished 4-page order form   ......................    1.66
            Card insert  .......................................    1.66

            Furnished 12-page catalog, approximate
            size 6-1/8" low folio x 5-3/4" high folio
            x 7-1/8" head-to-foot on Basis 25 x 38 -
            45# Machine Coated including 1/8" foot
            trim and 3/8" low folio binding lap..................   1.95

            Furnished 12-page catalog, approximate size
            6" x 7-18" head-to-foot, folded corner-to-
            corner with closed foot for suction feeding
            on the binder, on Basis 25 x 38 - 50#
            Machine Coated including 1/8" foot trim..............   2.73

            Reverse cam set-up, per box, per machine............. 100.37

Inserts are to be furnished f.o.b. our
designated plant, ready for 1-up binding per our specifications, including a 3.0% binding waste allowance.

Clifford & Wills                                    January 1, 1996
New York, NY  10003                                      Page Seven
                                              Revised June 26, 1996

                            EXHIBIT "A"
                        SCHEDULE OF PRICES
                        ------------------

7-5/8" x 10" Trim Size - Bind and Distribution
----------------------------------------------

Ink jet mail using magnetic tapes furnished
to our specifications, per thousand.......................   $7.33

Ink for messages, per message,
per thousand..............................................    0.75

Binder/mailer changes
      First unit changed..................................   56.37
      Each unit changed at same time......................   38.33

      Binder/mailer run cost for postnet barcoding,
      per thousand copies.................................    1.42

Selective Binding - maximum 16 boxes
      Makeready
           1-3 variable boxes.............................  399.40
           4 or more variable boxes, per box..............   39.79

      Per thousand copies
           1-2 variable boxes.............................    2.99
           3-6 variable boxes.............................    4.89
           7 or more variable boxes.......................    6.23

All furnished inserts for selective binding must be the same size or smaller than body units and must be approved by our manufacturing department.

Pack in convenient size cartons not to
exceed 40# each, per carton...............................    1.33

Pack in convenient size bundles not to exceed
40# each, plastic tie 2 ways, per bundle..................    0.54

Packing on disposable pallets, per pallet.................   25.35

Preparation for any special packing of pallets, bundles or cartons, addressing of labels, preparing for various shipments or other miscellaneous traffic services will be invoiced additional.

Clifford & Wills                                    January 1, 1996
New York, NY  10003                                      Page Eight
                                              Revised June 26, 1996

                            EXHIBIT "A"
                        SCHEDULE OF PRICES
                        ------------------


7-5/8" x 10" Trim Size - Bind and Distribution
----------------------------------------------

Cheshire Mail Off-Line (7 digit carrier route or 5 digit presort) using paper labels furnished to our specifications,

      Makeready, per machine.............................. $264.38
      Running, per thousand copies........................   16.49

Cheshire labels and bag tags are to
be furnished in accordance with our
specifications and postal regulations
regarding code separations.

Polybag paper labeled copies using
1.5 mil clear film, subject to
availability of equipment.

      Makeready, per machine..............................  168.07
      Running, per thousand copies........................   20.26

Poly film is subject to adjustment based on actual usage and invoice cost plus ten
(10%) percent handling charge.

Additional for a furnished insert with
polybag (maximum 3), per thousand copies..................    2.36

Dot whacking using labels furnished
to our specifications,

      Makeready, per machine..............................  144.46
      per thousand........................................    3.87

Labels are to be furnished in rolls
from a minimum of 1" x 1" square
or 1" diameter round to a maximum
of 2-1/2" x 2-1/2" square or 2-12"
diameter round.

Traffic services, per hour................................   37.40

Clifford & Wills                                    January 1, 1996
New York, NY  10003                                       Page Nine
                                              Revised June 26, 1996

                            EXHIBIT "A"
                        SCHEDULE OF PRICES
                        ------------------


7-5/8" x 10" Trim Size - Bind and Distribution
----------------------------------------------

Polybag Japanese mail copies using
1.5 mil clear film, subject to
availability of equipment.

      Makeready, per machine............................   $128.32
      Running, per thousand copies......................    123.58

Postal drop shipping administrative fee, per drop

      Stand alone.......................................     25.40
      Merged............................................     35.54

Mailing list preparatory,
per thousand records processed:

      Copy and reformat list............................      0.44
      Apply carrier route codes.........................      1.47
      Qualify for mail discount.........................      1.39
      Ink Jet...........................................      1.09
      Selective binding.................................      1.09
      Mail tracking.....................................      1.18
      Paper label.......................................      1.59

      Additional pass to qualify for
      bar coding........................................      0.85

      Ink Jet Message set-up, each......................    102.37

Mailing list preparatory prices are based on you furnishing names and addresses in zip code sequence on magnetic nine track 6250 or 1600 B.P.I. tape or 18 track cartridge tape. We will qualify mailing lists to maximize postal discounts for mailing as well as direct entry discount where applicable.

Clifford & Wills                                    January 1, 1996
New York, NY  10003                                        Page Ten
                                              Revised June 26, 1996

                            EXHIBIT "A"
                        SCHEDULE OF PRICES
                        ------------------


7-5/8" x 10" Trim Size - Canadian Mail
--------------------------------------
Saddle Stitch Binding,
loose our floor,
per thousand copies:

     Basic, No Units                                      $23.70

       4-  page (cover)      ............................   1.95
       6-  page (gatefold)   ............................   2.34
       8-  page   .......................................   2.14
      12-  page   .......................................   2.18
      16-  page   .......................................   2.32
      20-  page   .......................................   2.52
      24-  page   .......................................   2.66
      28-  page   .......................................   2.82
      32-  page   .......................................   2.98
      36-  page   .......................................   3.13
      40-  page   .......................................   3.31
      48-  page   .......................................   4.78
      56-  page   .......................................   5.11
      64-  page   .......................................   5.71
      72-  page   .......................................   6.07

     Furnished 4-page order form.........................   2.17

     Card insert ........................................   2.17

     Furnished 12-page catalog,
     approximate size 6-1/8" low
     folio x 5-3/4" high folio
     x 7-1/8" head-to-foot on
     Basis 25 x 38 - 45# Machine
     Coated including 1/8" foot
     trim and 3/8" low folio
     binding lap.........................................   2.56

     Furnished 12-page catalog,
     approximate size 6" x 7-1/8"
     head-to-foot, folded corner-
     to-corner with closed foot
     for suction feeding on the
     binder, on Basis 25 x 38 -
     50# Machine Coated
     including 1/8" foot trim............................   3.55

Clifford & Wills                                    January 1, 1996
New York, NY  10003                                     Page Eleven
                                              Revised June 26, 1996

                            EXHIBIT "A"
                        SCHEDULE OF PRICES
                        ------------------

7-5/8" x 10" Trim Size - Canadian Mail
--------------------------------------

Binder/mailer changeover
to Canadian format........................................  $436.24

Canadian mail broker charges..............................   279.00

Selective Binding - maximum 16 boxes

      Makeready
           1-3 variable boxes.............................   519.41
           4 or more variable boxes.......................    51.76

      Per thousand copies
           1-2 variable boxes.............................    3.89
           3-6 variable boxes.............................    6.35
           7 or more variable boxes.......................    8.10


Mailing list preparatory,
per thousand records processed:

      Pre-sort less than 50,000...........................   10.38

      Pre-sort over 50,000................................    9.85

      Pre-sort with postal code
      correction less than 50,000.........................   15.10

      Pre-sort with postal code
      correction over 50,000..............................   14.55

Clifford & Wills                                    January 1, 1996
New York, NY  10003                                     Page Twelve
                                              Revised June 26, 1996

                            EXHIBIT "A"
                        SCHEDULE OF PRICES
                        ------------------


7-5/8" x 10" Trim Size - Additional Prices
------------------------------------------

Time Work Rates, per
hour

      Pre-press handwork..........................         $63.14
      Helio.......................................         205.86
      Proof press.................................         218.95
      Bindery Handwork............................          21.23


Rotogravure press
standing time, per hour...........................         510.94

Web offset press standing
time, per hour....................................         453.08

Binder/mailer standing                                     551.62
time, per hour....................................

Overtime Rates                                  Time and           Double
                                                One-Half            Time
                                                --------           -----
      Pre-Press
           Film Prep.......................      13.11             26.22
           Helio...........................      14.28             28.56
           Cylinder Making.................      14.28             28.56
           Proof Press.....................      36.54             73.08

      Rotogravure Presswork                      70.89            141.78
      Web Offset Presswork                       62.03            124.06
      Binder/Mailer........................      72.34            144.68
      Shipping.............................      19.60             39.20
      Mail List Preparatory................      15.04             30.08

Clifford & Wills                                    January 1, 1996
New York, NY  10003                                   Page Thirteen
                                              Revised June 26, 1996

                            EXHIBIT "B"
                        PAPER REQUIREMENTS
                        ------------------



7-5/8 X 10" Trim Size
---------------------

                                   One
                                   Proofing              Running  Cylinder
                                   and         Second    Per M    Change,
                                   Makeready   Proofing  Copies   Per Cylinder
                                   ---------   --------  ------   ------------
Rotogravure Paper Requirements
Basis 25 x 38 - 40#
 8 page in 41" rolls............   3,095#        774#      30.53#     317#
12 page in 61-1/2" rolls........   4,643#      1,163#      45.79      480#
16 page in 61-1/2" rolls........   4,643#      1,163#      61.06      480#
20 page in 51-1/4" rolls........   3,870#        969#      76.33#     399#
24 page in 61-1/2" rolls........   4,643#      1,163#      91.58#     480#
28 page in 71-3/4" rolls........   5,417#      1,353#     106.85#     562#
32 page in 82" rolls............   6,384#      1,596#     124.80#     664#
36 page in 61-1/2" rolls........   6,960#      1,742#     137.38#     725#
40 page in 51-1/4" rolls........   3,870#        969#     151.27#     399#
48 page in 61-1/2" rolls........   4,643#      1,163#     181.52#     480#
56 page in 71-3/4" rolls........   5,417#      1,353#     211.78#     562#
60 page in 51-1/4" rolls........   5,749#      1,437#     226.90#     603#
64 page in 82" rolls............   6,384#      1,596#     249.59#     664#
72 page in 61-1/2" rolls........   6,960#      1,742#     272.27#     725#

All roll stock is to be suitable for printing on our rotogravure presses and should be approved by us for printing and binding at our normal production rates.

                                                     Proofing        Running
                                                     and             per M
                                                     Makeready       Copies
                                                     ---------       -------
Offset Paper Requirements
-------------------------
Basis 25 x 38 - 80#
-------------------
      4 pages in 31-5/8" rolls..................       968#           34.84#
      1 color plate change, per side of web.....               243#
      4 color plate change, per side of web.....               486#

Basis 25 x 38 - 80#
-------------------
      6 pages in 20-5/8" rolls..................       697#           46.9#
      5th color on page one.....................               233#
      1-color plate change, per side of web.....               159#
      4-color plate change, per side of web.....               318#

Clifford & Wills                                    January 1, 1996
New York, NY  10003                                   Page Fourteen
                                              Revised June 26, 1996

                            EXHIBIT "B"
                        PAPER REQUIREMENTS
                        ------------------


7-5/8 X 10" Trim Size
---------------------

                                         Proofing            Running
                                         and                 per M
                                         Makeready           Copies
                                         ---------           -------
Offset Paper Requirements
-------------------------
Basis 25 x 38 - 100#
--------------------
      4 pages in 31-5/8" rolls..........  1,211#             43.55#
      1-color plate change,
      per side of web...................           304#
      4-color plate change,
      per side of web...................           608#
Basis 25 x 38 - 40#
      4 pages in 31-5/8" rolls..            485#             17.42#
      8 pages in 31-5/8" rolls..            968#             34.84#
      16 pages in 31-5/8" rolls.            968#             69.68#

      1-color plate change,
      per side of web...........                   121#

      4-color plate change,
      per side of web...........                   242#


All roll stock is to be suitable for printing on our offset presses and should be approved by us for printing and binding at our normal production rates.

Clifford & Wills                                    January 1, 1996
New York, NY  10003                                    Page Fifteen
                                              Revised June 26, 1996

                            EXHIBIT "B"
                        PAPER REQUIREMENTS
                        ------------------


7-5/8 X 10" Trim Size
---------------------

                                   One
                                   Proofing               Running  Cylinder
                                   and         Second     Per M    Change,
                                   Makeready   Proofing   Copies   Per Cylinder
                                   ---------   --------   -------  ------------
Rotogravure Paper Requirements
------------------------------
Basis 25 x 38 - 38#
-------------------

 8 page in 41" rolls............   2,940#       735#      29.00#      301#
12 page in 61-1/2" rolls........   4,411#     1,105#      43.50#      456#
16 page in 61-1/2" rolls........   4,411#     1,105#      58.01#      456#
20 page in 51-1/4" rolls........   3,677#       921#      72.51#      379#
24 page in 61-1/2" rolls........   4,411#     1,105#      87.00#      456#
28 page in 71-3/4" rolls........   5,146#     1,285#      101.51#     534#
32 page in 82" rolls............   6,065#     1,516#      118.56#     631#
36 page in 61-1/2" rolls........   6,612#     1,655#      130.51#     689#
40 page in 51-1/4" rolls........   3,677#       921#      143.71#     379#
48 page in 61-1/2" rolls........   4,411#     1,105#      172.44#     456#
56 page in 71-3/4" rolls........   5,146#     1,285#      201.19#     534#
60 page in 51-1/4" rolls........   5,462#     1,365#      215.61#     573#
64 page in 82" rolls............   6,065#     1,516#      237.11#     631#
72 page in 61-1/2" rolls........   6,612#     1,655#      258.66#     689#

All roll stock is to be suitable for printing on our rotogravure presses and should be approved by us for printing and binding at our normal production rates.

                                                 Proofing            Running
                                                 and                 per M
                                                 Makeready           Copies
                                                 ---------           -------
Offset Paper Requirements
-------------------------
Basis 25 x 38 - 70#
-------------------
      4 pages in 31-5/8" rolls................     847#               30.48#
      1-color plate change, per side of web...              212#
      4-color plate change, per side of web...              448#

Basis 25 x 38 - 70#
-------------------
      6 pages in 20-5/8" rolls................     610#               41.04#
      5th color on page one...................              204#
      1-color plate change, per side of web...              139#
      4-color plate change, per side of web...              278#

Clifford & Wills                                    January 1, 1996
New York, NY  10003                                    Page Sixteen
                                              Revised June 26, 1996

                            EXHIBIT "B"
                        PAPER REQUIREMENTS
                        ------------------


7-5/8 X 10" Trim Size
---------------------

                                              Proofing         Running
                                              and              per M
                                              Makeready        Copies
                                              ---------        -------
Offset Paper Requirements
-------------------------
Basis 25 x 38 - 38#
-------------------
      4 pages in 31-5/8" rolls..                461#           16.55#
      8 pages in 31-5/8" rolls..                922#           33.10#
      16 pages in 31-5/8" rolls.                922#           66.20#

      1-color plate change,
      per side of web...........                        115#

      4-color plate change,
      per side of web...........                        230#


All roll stock is to be suitable for printing on our offset presses and should be approved by us for printing and binding at our normal production rates.